UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                    April 13, 2005

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building 435 Devon Park Drive Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)

610-293-0600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.
      On March 10, 2005, the Registrant filed a Current Report on Form 8-K reporting that Anthony L. Craig, the Registrant’s president and chief executive officer, had notified the Board of Directors of his intention to retire and his decision to resign upon the commencement of employment of a new president and chief executive officer. On April 13, 2005, the Compensation Committee approved, and the Board of Directors ratified, an Employment Transition and Retirement Agreement (the “Transition Agreement”) between the Registrant and Anthony L. Craig which replaces his prior agreements. Pursuant to the Transition Agreement, Mr. Craig will remain president and chief executive officer at his current compensation level until the date the successor chief executive officer joins the Registrant. For a six-month transition period thereafter (which may be extended if requested by the new chief executive officer and approved by the Board), Mr. Craig will remain an employee of the Registrant to assist in the transition to the new chief executive officer, and may remain a director of the Registrant for a transitional period thereafter. The Registrant has agreed to pay Mr. Craig $75,000 per month for his services during the transition period, continue his health, life and similar benefits coverage, and provide him with other employee benefits made available to executive officers of the Registrant. Mr. Craig’s stock options and deferred stock units will continue vesting during his transition period, during his service as a Board member and for six months thereafter, following which his options will remain exercisable for 24 months. Following the transition period, Mr. Craig will repay the Registrant $75,000 in exchange for the Registrant’s equity membership in a country club, and the Registrant will pay up to $20,000 per year towards the premium cost of Mr. Craig’s health insurance coverage up to age 65.
      The Transition Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1. The foregoing descriptions are subject to, and qualified in their entirety by, the Transition Agreement, which is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits. 99.1 Employment Transition and Retirement Agreement between Safeguard Scientifics, Inc. and Anthony L. Craig dated April 13, 2005.
SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: April 15, 2005	By:	STEVEN J. FEDER

Steven J. Feder
Senior Vice President and General Counsel

Exhibit Index

99.1	Employment Transition and Retirement Agreement between Safeguard Scientifics, Inc. and Anthony L. Craig dated April 13, 2005.